Note 12 - Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Federal, state and foreign net operating losses	$ 70,286	$ 62,057
Research and other credits	3,655	3,632
Fixed assets	(176)
Fixed assets		604
Accruals and other	4,317	4,208
Total net deferred tax assets	78,082	70,501
Less: Valuation allowance	(78,082)	(70,501)
Net deferred tax assets